UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported)     September  6,  2006

                          Xtreme  Companies,  Inc.
             (Exact name of registrant as specified in its charter)

            Nevada                     000-30914               88-0394012
(State  or  other  jurisdiction      (Commission              (IRS  Employer
         of  incorporation)          File  Number)          Identification  No.)

        300  Westlink  Dr,  Washington,  MO                              36090
     (Address of principal executive offices)                         (Zip Code)


Registrant's  telephone  number,  including  area  code        (636)  390-9000
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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  MATERIAL  DEFINITIVE  AGREEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 6, 2006, our Board of Directors appointed Jack Clark to the position of Chief Operating Officer. On September 6, 2006, we also entered into an employment agreement with Mr. Clark whereby he will earn an annual salary of $108,000. Mr. Clark will be eligible for an annual cash bonus of up to 40% of his annual salary. After employment of two years, Mr. Clark will also be eligible for a one time bonus of up to 10% of our outstanding shares of common stock. We will reimburse Mr. Clark for relocation expenses up to $15,000.

The  foregoing  description  of  the  terms  and  conditions  of  the Employment
Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Employment Agreement filed as exhibit 10.1, and incorporated herewith.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could,"
"will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described below and elsewhere in this report. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

EXHIBIT  NUMBER                          DESCRIPTION
---------------                          -----------

     10.1 Employment Agreement between the Company and Jack Clark, dated September 6, 2006 (filed herewith).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Xtreme Companies, Inc.
                                  (Registrant)

Date    September  12,  2006

              /s/  Laurie  Phillips
              ---------------------
                     (Signature)
Print  Name:  Laurie  Phillips
      Title:  Chief  Executive  Officer